Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of September 30, 2016 (this “Amendment”), to the Credit Agreement (as defined below), by and among NAVISTAR, INC., a Delaware corporation (“Borrower”), the financial institutions party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (“Bank of America” or, together with any successor administrative agent appointed pursuant thereto, in such capacity and including any permitted successor or assign, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders, the Administrative Agent and the other agents party from time to time thereto entered into that certain Amended and Restated ABL Credit Agreement dated as of August 17, 2012 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower desires to amend the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to enter into this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date (as defined below) by adding the following new defined term in proper alphabetical order:

““PMSI Inventory” means Inventory purchased by Borrower from a supplier or vendor solely for the time that such Inventory is (i) neither Parts Inventory nor Parts Collateral, (ii) not located at a Designated Parts Location or in transit to or between Designated Parts Locations, and (iii) clearly identifiable and not commingled with any Parts Inventory or Parts Collateral of Borrower or any other Person, whether or not supplied to Borrower by such supplier or vendor.”

Section 1.2 Amendment to Section 6.01(d). Section 6.01(d) of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by adding the following phrase immediately at the end thereof:

“provided, further, that the aggregate outstanding principal amount of all such Debt secured by Liens upon or in PMSI Inventory permitted by Section 6.02(d) shall not exceed $30,000,000 at any time;”

Section 1.3 Amendment to Section 6.02(d). Section 6.02(d) of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by deleting such section in its entirety and replacing it with the following:

“(d) purchase money Liens upon or in PMSI Inventory, real property or equipment acquired or held by Borrower in the ordinary course of business to secure the purchase price of such PMSI Inventory, property or equipment or to secure Debt incurred for the purpose of financing the acquisition, construction or improvement of any such PMSI Inventory, property or equipment to be subject to such Liens, or Liens existing on any such PMSI Inventory, property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, restructures, renewals or replacements of any of the foregoing for the same or a lesser amount (plus an amount equal to any accrued interest and fees and expenses and premiums incurred in connection therewith); provided, however, that (x) in the case of real property and equipment, no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved and such improvements and, in each case, any proceeds, accessions and substitutions thereof, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, refinanced, restructured, renewed or replaced (other than proceeds, accessions, and substitutions thereof), and (y) in the case of PMSI Inventory, no such Lien shall extend to or cover any property other than the PMSI Inventory being acquired and no such extension, renewal or replacement shall extend to or cover any PMSI Inventory not theretofore subject to the Lien being extended, refinanced, restructured, renewed or replaced; and provided further that (i) the aggregate principal amount of the Debt secured by Liens permitted by this clause (d) shall not exceed the amount permitted under Section 6.01(d) at any time outstanding, and (ii) if any real property on which Parts Inventory is stored is mortgaged pursuant to this clause (d) (other than any mortgage securing the Debt in respect of the Term Loan Documents), Borrower shall use commercially reasonable efforts to provide the Administrative Agent with a Collateral Access Agreement (reasonably satisfactory to the Administrative Agent (provided, that, for the avoidance of doubt, the Administrative Agent hereby acknowledges that all Collateral Access Agreements delivered prior to the Second Amendment Effective Date are reasonably satisfactory to the Administrative Agent and remain in full force and effect under this Agreement)) pertaining to such mortgaged real property;”

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) each of the following conditions precedent have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

Section 2.1 Amendment. Borrower, the Required Lenders and the Administrative Agent have each delivered a duly executed counterpart of this Amendment to the Administrative Agent.

Section 2.2 Absence of Default. No Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date.

Section 2.3 Representations and Warranties. The representations and warranties of Borrower in the Loan Documents shall be true and correct in all material respects as of the Fourth Amendment Effective Date, except for representations and warranties that expressly related to an earlier date in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date.

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Section 2.4 Closing Certificate. The Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and executed by a duly authorized officer of Borrower certifying as to the matters set forth in Sections 2.2 and 2.3.

Section 2.5 Fees and Expenses. Borrower shall have paid all other invoiced, reasonable fees and out-of-pocket expenses to be paid to the Administrative Agent in accordance with the terms of the Loan Agreement that are earned, due and payable on the Fourth Amendment Effective Date.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1 Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, Borrower represents and warrants that:

(a) Organization. Borrower (a) is a corporation duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation, (b) is duly qualified and in good standing as a foreign corporation or company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect, and (c) has all requisite corporate power and authority to enter into this Amendment.

(b) Powers. The execution, delivery and performance by Borrower of this Amendment is within Borrower’s corporate powers, have been duly authorized by all necessary corporate action.

(c) Due Execution. This Amendment has been duly executed and delivered by Borrower. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents, all of the Collateral described therein, and all of the Liens on the Collateral granted therein, in each case do and shall continue to secure the payment of all Secured Obligations of the Borrower under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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Section 4.2 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article II, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.3 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (b) of this Section 4.3. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) To the extent permitted by law, each party to this Amendment hereby irrevocably waives personal service of any and all process upon it and agrees that all such service of process may be made by registered mail (return receipt requested) directed to it at its address for notices as provided for in Section 9.01 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 4.4 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER

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BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.4.

Section 4.5 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 4.6 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

[Remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

NAVISTAR, INC.

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Assistant Treasurer

[Signature Page to Amendment No. 4]

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:	/s/ Monirah J. Masud
	Name:	Monirah J. Masud
	Title:	Senior Vice President

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Executive Director

[Signature Page to Amendment No. 4]

WELLS FARGO CAPITAL FINANCE, LLC. as Lender

By:	/s/ Peter Shin
	Name:	Peter Shin
	Title:	Vice President

[Signature Page to Amendment No. 4]

SIEMENS FINANCIAL SERVICES, INC. as Lender

By:	/s/ James Tregillies
	Name:	James Tregillies
	Title:	Vice President

By:	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

[Signature Page to Amendment No. 4]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mehmet Barlas
	Name:	Mehmet Barlas
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4]